                          UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                          F O R M  8-K

                         CURRENT REPORT



                   Pursuant to Section 13 or 15(d) of
                  the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) August 31, 1999


                      BANKERS TRUST CORPORATION
         (Exact name of registrant as specified in its charter)



                               NEW YORK
           (State or other jurisdiction of incorporation)



        1-5920                         13-6180473
 (Commission file number)            (IRS employer identification no.)



    130 LIBERTY STREET, NEW YORK, NEW YORK           10006
   (Address of principal executive offices)          (Zip code)



Registrant's telephone number, including area code (212) 250-2500

Item 2.  Acquisition or Disposition of Assets

     On August 31, 1999, the Corporation sold Bankers Trust Australia Limited ("BTAL"), a wholly-owned subsidiary, to the Principal Financial Group for a price of approximately $1.4 billion. Based upon preliminary information, the Corporation currently expects to recognize an after-tax gain of approximately $250 million in the third quarter of 1999.

     Prior to the sale, BTAL remitted to the Corporation a dividend for accumulated retained earnings which included proceeds from BTAL's sale of its investment banking division to Macquarie Bank. The Corporation also received cash for the assumption of certain BTAL long-term debt. In addition, the Corporation is entitled to receive an additional payment 60-120 days after the closing. The amount is not determinable at this time and is therefore not reflected in the unaudited pro forma financial statements.

     See Item 7 below for certain unaudited pro forma financial statements, which give effect to the sale of BTAL, filed as
Exhibit 99.1 to this Form 8-K.


Item 7.  Financial Statements and Exhibits

     (B) Pro Forma Financial Information

          Unaudited Pro Forma Condensed Financial Statements as of June 30, 1999, for the six months ended June 30, 1999 and 1998 and for the year ended December 31, 1998.

     (C) Exhibits

        (99.1) Unaudited Pro Forma Condensed Financial Statements as of June 30, 1999, for the six months ended June
               30, 1999 and 1998 and for the year ended December
               31, 1998.

                           SIGNATURES




          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                               BANKERS TRUST CORPORATION



                         By /s/ RONALD HASSEN
                                RONALD HASSEN
                              SENIOR VICE PRESIDENT, CONTROLLER
                              AND PRINCIPAL ACCOUNTING OFFICER





September 15, 1999

                    BANKERS TRUST CORPORATION

                 FORM 8-K DATED AUGUST 31, 1999

                          EXHIBIT INDEX



Exhibit
Number                     Description of Exhibit

(99.1) Unaudited Pro Forma Condensed Financial Statements as of June 30, 1999, for the six months ended June 30, 1999 and 1998 and for the year ended December 31, 1998.

EXHIBIT 99.1

                         BANKERS TRUST CORPORATION
            UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS
                   (IN MILLIONS, EXCEPT PER SHARE DATA)



     The following Unaudited Pro Forma Condensed Statements of Income for the six months ended June 30, 1999 and 1998 and the year ended December 31, 1998 and the Unaudited Pro Forma Condensed Balance Sheet as of June 30, 1999 give effect to Bankers Trust Corporation's ("BT" or the "Corporation") sale of its wholly-owned subsidiary Bankers Trust Australia Limited ("BTAL") to the Principal Financial Group for a price of approximately $1.4 billion. In addition, the following Unaudited Pro Forma Condensed Statements of Income for the six months ended June 30, 1999 and 1998 and the year ended December 31, 1998 give effect to the Corporation's transfer on June 5, 1999 of its wholly-owned subsidiary BT Alex. Brown Incorporated ("BTAB") and substantially all of its interest in Bankers Trust International PLC ("BTI") to Deutsche Bank Securities Inc. and Deutsche Holdings (BTI) Ltd., respectively, which are wholly-owned subsidiaries of Deutsche Bank AG. For more information on the transfer of BTAB and BTI, see the Corporation's Quarterly Report of Form 10-Q for the quarter ended June 30, 1999 and the Corporation's Current Report on Form 8-K dated June 4, 1999.

     The pro forma information is based on the historical consolidated financial statements of BT after giving effect to the pro forma adjustments described in the Notes to the Unaudited Pro Forma Condensed Financial Statements. The gain on the sale of BTAL has not been considered in the unaudited pro forma condensed income statements due to its nonrecurring nature. The pro forma financial data are not necessarily indicative of the results that actually would have occurred had the sale of BTAL and transfer of BTAB and BTI been consummated on the dates indicated or that may be obtained in the future.

                         BANKERS TRUST CORPORATION
             UNAUDITED PRO FORMA CONDENSED STATEMENT OF INCOME
                               (IN MILLIONS)

                                 For the Six Months Ended June 30, 1999
                              BT   BTAB and              Pro Forma
                     Consolidated     BTI**     BTAL   Adjustments  Pro Forma
                                        (a)      (b)       (c)

NET INTEREST REVENUE
  Interest revenue         $2,804   $ (465)     $ (248)       $ 18   $ 2,109
  Interest expense          2,307     (319)       (191)         18     1,815
NET INTEREST REVENUE          497     (146)        (57)          -       294
Provision for credit
  losses-loans               (25)        26          -           -         1
NET INTEREST REVENUE AFTER
 PROVISION FOR CREDIT
 LOSSES-LOANS                 522     (172)        (57)          -       293
NONINTEREST REVENUE
  Trading                    (67)       307        (47)        (4)       189
  Fiduciary and funds
   management                 555      (24)       (114)          -       417
  Corporate finance fees      442     (285)        (19)          -       138
  Other fees and commissions  364     (175)        (10)          -       179
  Net revenue from equity
   investments                108        -           -           -       108
  Securities available for sale gains
   (losses)                 (143)       108           -          -      (35)
  Insurance premiums           86         -           -          -        86
  Other                      (88)       220         (5)          5       132
Total noninterest revenue   1,257       151       (195)          1     1,214
NONINTEREST EXPENSES
  Salaries and commissions    710     (226)        (67)          -       417
  Incentive compensation and employee
   benefits*                1,816     (776)       (120)          -       920
  Agency and other professional
   service fees               250        20        (16)          -       254
  Communication and data
   services                   132      (44)         (6)          -        82
  Occupancy, net              120      (20)        (11)          -        89
  Furniture and equipment     138      (16)        (13)          -       109
  Travel and entertainment     84      (40)         (7)          -        37
  Provision for policyholder
   benefits                   114        -           -           -       114
  Other                       280       281        (25)         12       548
  Restructuring charge        459         -           -          -       459
Total noninterest expenses  4,103     (821)       (265)         12     3,029
Income (loss) before income
   taxes                  (2,324)       800         13        (11)    (1,522)
Income taxes (benefit)      (516)                                       (292)
NET INCOME (LOSS)      $  (1,808)                                    $(1,230)

   * Includes charges of approximately $1.1 billion in change-in-control related costs.
  ** Includes results of operations of BTAB and BTI through the transfer date, June 5, 1999.

See Notes to Unaudited Pro Forma Condensed Financial Statements.

                         BANKERS TRUST CORPORATION
             UNAUDITED PRO FORMA CONDENSED STATEMENT OF INCOME
                   (IN MILLIONS, EXCEPT PER SHARE DATA)

                              For the Six Months Ended June 30, 1998
                              BT   BTAB and              Pro Forma
                     Consolidated       BTI      BTAL  Adjustments  Pro Forma
                                        (a)       (b)         (c)

NET INTEREST REVENUE
  Interest revenue         $4,294 $ (1,000)      $(185)        $ 5    $3,114
  Interest expense          3,526     (784)       (124)        (3)     2,615
NET INTEREST REVENUE          768     (216)        (61)          8       499
Provision for credit
  losses-loans                  -      (29)           -          -      (29)
NET INTEREST REVENUE AFTER
  PROVISION FOR CREDIT
  LOSSES-LOANS                768     (187)        (61)          8       528
NONINTEREST REVENUE
  Trading                     228       143        (41)        (3)       327
  Fiduciary and funds
   management                 546      (26)       (118)          -       402
  Corporate finance fees      723     (504)        (23)          -       196
  Other fees and commissions  366     (197)         (5)          -       164
  Net revenue from equity
   investments                204       (3)          -           -       201
  Securities available for
   sale gains (losses)         44      (25)          -           -        19
  Insurance premiums          128         -          -           -       128
  Other                       174       160           -          1       335
Total noninterest revenue   2,413     (452)       (187)        (2)     1,772
NONINTEREST EXPENSES
  Salaries and commissions    697     (233)        (59)          -       405
  Incentive compensation and
    employee benefits         914     (399)        (49)          -       466
  Agency and other professional
   service fees               252        31        (17)          -       266
  Communication and data
   services                   115      (41)         (5)          -        69
  Occupancy, net              100      (18)         (9)          -        73
  Furniture and equipment     110      (17)        (11)          -        82
  Travel and entertainment     79      (32)         (6)          -        41
  Provision for policyholder
   benefits                   159        -           -           -       159
  Other                       219       175        (14)         10       390
Total noninterest expenses  2,645     (534)       (170)         10     1,951
Income before income taxes    536     (105)        (78)        (4)       349
Income taxes                  150                                         55
NET INCOME                 $  386                                     $  294

NET INCOME APPLICABLE TO
  COMMON STOCK             $  366                                    N/A (d)

EARNINGS PER COMMON SHARE:
  BASIC                     $3.62                                    N/A (d)

  DILUTED                   $3.46                                    N/A (d)

Cash dividends declared
  per common share          $2.00                                    N/A (d)

Average common and common equivalent
 shares outstanding
 - basic                  101.154                                    N/A (d)

Average common and common equivalent shares
 outstanding -diluted     105.886                                    N/A (d)

N/A - Not Applicable
See Notes to Unaudited Pro Forma Condensed Financial Statements.

                         BANKERS TRUST CORPORATION
             UNAUDITED PRO FORMA CONDENSED STATEMENT OF INCOME
                   (IN MILLIONS, EXCEPT PER SHARE DATA)

                               For the Year Ended December 31, 1998
                              BT   BTAB and              Pro Forma
                     Consolidated       BTI      BTAL  Adjustments  Pro Forma
                                        (a)       (b)         (c)

NET INTEREST REVENUE
  Interest revenue         $8,291  $(2,450)      $(416)        $14    $5,439
  Interest expense          6,919   (2,075)       (280)        (3)     4,561
NET INTEREST REVENUE        1,372     (375)       (136)         17       878
Provision for credit
  losses-loans                 40      (53)         (7)          -      (20)
NET INTEREST REVENUE
 AFTER PROVISION FOR
 CREDIT LOSSES-LOANS        1,332     (322)       (129)         17       898
NONINTEREST REVENUE
  Trading                   (184)       484       (106)        (3)       191
  Fiduciary and funds
   management               1,108      (52)       (224)          -       832
  Corporate finance fees    1,255     (886)        (38)          -       331
  Other fees and commissions  817     (470)        (13)          -       334
  Net revenue from equity
   investments                302      (17)          -           -       285
  Securities available for sale gains
   (losses)                  (56)        36          -           -      (20)
  Insurance premiums          256         -          -           -       256
  Other                       259      (47)          -           6       218
Total noninterest revenue   3,757     (952)       (381)          3     2,427
NONINTEREST EXPENSES
  Salaries and commissions  1,421     (483)       (120)          -       818
  Incentive compensation and employee
   benefits                 1,530     (672)        (83)          -       775
  Agency and other professional
   service fees               501        18        (30)          -       489
  Communication and data
   services                   252      (91)         (9)          -       152
  Occupancy, net              218      (42)        (18)          -       158
  Furniture and equipment     252      (35)        (21)          -       196
  Travel and entertainment    171      (73)        (13)          -        85
  Provision for policyholder
   benefits                   322         -          -           -       322
  Other                       499        16        (30)         23       508
Total noninterest expenses  5,166   (1,362)       (324)         23     3,503
Income (loss) before income
  taxes                      (77)        88       (186)        (3)     (178)
Income taxes (benefit)        (4)                                      (171)
NET INCOME (LOSS)         $  (73)                                    $   (7)

NET INCOME (LOSS) APPLICABLE
  TO COMMON STOCK         $ (105)                                     N/A(d)

EARNINGS (LOSS) PER COMMON SHARE:
  BASIC                    $(1.05)                                   N/A (d)

  DILUTED                  $(1.05)                                   N/A (d)

Cash dividends declared
  per common share          $4.00                                    N/A (d)

Average common and common
 equivalent shares
 outstanding - basic      100.152                                    N/A (d)

Average common and common
 equivalent shares
 outstanding -diluted*    100.152                                    N/A (d)

N/A - Not Applicable
* Due to a loss for the year ended December 31, 1998, no incremental shares are included in the loss per share calculation because the effect would be antidilutive.
See Notes to Unaudited Pro Forma Condensed Financial Statements.

                         BANKERS TRUST CORPORATION
                UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
                               (IN MILLIONS)

                                                     At June 30, 1999
                                   BT                   Pro Forma
                             Consolidated      BTAL   Adjustments  Pro Forma
                                                (b)         (c)

ASSETS
Cash and due from banks          $  2,152  $   (151)    $2,224(e)    $ 4,225
Interest-bearing deposits with banks7,412       (47)          817      8,182
Federal funds sold                    708          -            -        708
Sec. purch. under resale agreements18,841    (2,919)            -     15,922
Securities borrowed                   156      (156)            -          -
Trading assets                     26,375    (4,459)          857     22,773
Securities available for sale       2,041      (135)            -      1,906
Loans, net of allowance for credit
 losses of $532                    23,711    (2,442)            6     21,275
Customer receivables                    4          -            -          4
Accounts receivable & accrued
 interest                           2,485      (219)            3      2,269
Other assets                        8,068      (227)            8      7,849
Total                             $91,953  $(10,755)       $3,915    $85,113

LIABILITIES
Noninterest-bearing deposits
  Domestic offices               $  2,463   $      -         $  -     $2,463
  Foreign offices                   3,106       (11)         (70)      3,025
Interest-bearing deposits
  Domestic offices                 14,870          -            -     14,870
  Foreign offices                  12,717    (1,419)          857     12,155
Total deposits                     33,156    (1,430)          787     32,513
Trading liabilities                16,943    (3,968)          704     13,679
Securities loaned and securities sold
 under repurchase agreements        1,871    (1,267)            -        604
Other short-term borrowings        12,029    (1,867)            -     10,162
Accounts payable and accrued
 expenses                           5,062      (499)           35      4,598
Other liabilities, including allowance
 for credit losses of $14           3,664      (220)          490      3,934
Long-term debt                     13,802      (268)       263(f)     13,797
Mandatorily redeemable capital securities
 of subsidiary trusts holding solely junior
 subordinated deferrable interest debentures
 included in risk-based capital     1,423          -            -      1,423
Total liabilities                  87,950    (9,519)        2,279     80,710
Total stockholders' equity          4,003    (1,236)        1,636      4,403
Total                             $91,953  $(10,755)       $3,915    $85,113

See Notes to Unaudited Pro Forma Condensed Financial Statements.

                         BANKERS TRUST CORPORATION
        NOTES TO UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS



(a) Amounts represent the elimination of BTAB's & BTI's third-party amounts from BT's historical consolidated financial statements and adjustments to record BTAB & BTI intercompany amounts as third-party assets, liabilities, revenue or expense, as applicable. Intercompany amounts were eliminated in BT's historical consolidated financial statements. The Corporation's historical balance sheet as of June 30, 1999 reflects the June 5, 1999 transfer of BTAB and BTI; accordingly, no adjustments to the Unaudited Pro Forma Condensed Balance Sheet are necessary. For more information on the transfer of BTAB and BTI, see the Corporation's Quarterly Report of Form 10-Q for the quarter ended June 30, 1999 and the Corporation's Current Report on Form 8-K dated June 4, 1999.

(b) Elimination of BTAL's third-party amounts from BT's historical consolidated financial statements.

(c) Adjustment to record BTAL intercompany amounts as third-party assets, liabilities, revenue or expense, as applicable. Intercompany amounts were eliminated in BT's historical consolidated financial statements.

(d) Pro forma cash dividends declared per common share, the pro forma earnings per common share calculations and the pro forma average common and common equivalent shares outstanding amounts are not meaningful, and therefore not presented, since Deutsche Bank AG acquired all of the outstanding shares of common stock of the Corporation from its shareholders at a price of $93.00 per share on June 4, 1999.

(e) Adjustment to record cash received from the Principal Financial Group in addition to cash received from BTAL for the Corporation's assumption of certain BTAL long-term debt. In addition, the adjustment includes a dividend for accumulated retained earnings received from BTAL prior to the sale.

(f) Adjustment to record the Corporation's assumption of certain BTAL long-term debt. See Note (e).

                         BANKERS TRUST CORPORATION
                            130 LIBERTY STREET
                         NEW YORK, NEW YORK 10006



Ronald Hassen
Senior Vice President, Controller and
 Principal Accounting Officer



                                   September 15, 1999



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549


Dear Sirs:

     Accompanying this letter is Bankers Trust Corporation's Report on Form 8-K dated August 31, 1999 (the "Form 8-K"). The Form 8-K is being filed electronically through the EDGAR System.

     If there are any questions or comments in connection with the enclosed filing, please contact the undersigned at 212-250-4881.

                              Very truly yours,

                              BANKERS TRUST CORPORATION



                              By:/S/ RONALD HASSEN
                                     RONALD HASSEN
                                     Senior Vice President, Controller
                                      and Principal Accounting Officer